CLOSING AGENDA
CONIFER HOLDINGS, INC.

November __, 2016

1. Eighth Amendment to Amended and Restated Credit Agreement (12857706)

2. $17,500,000 Master Revolving Note (12857731)

3. Amendment to $7,500,000 Note (12941399)

4. Amendment to $5,000,000 Note (12941400)

5. Security Agreement - Sycamore Insurance Agency, Inc. (12857760)

   (a) Financing Statement

6. Security Agreement – American Colonial Insurance Services, Inc. (12857864)

   (a) Financing Statement

7. Guaranty – Sycamore Insurance & American Colonial (12857747)

8. Lien Searches:

   (a) Sycamore Insurance Agency, Inc.

   (b) American Colonial Insurance Services, Inc.

9. Closing Certificate - Sycamore Insurance Agency, Inc. (12857788)

10. Corporate Resolutions - Sycamore Insurance Agency, Inc. (12857774)

11. Good Standing Certificate - Sycamore Insurance Agency, Inc.

12. Closing Certificate - American Colonial Insurance Services, Inc. (12857825)

13. Corporate Resolutions - American Colonial Insurance Services, Inc. (12857780)

14. Good Standing Certificate - American Colonial Insurance Services, Inc.

15. Consistency Letter (12946648) (Bank and Bodman Only)

EIGHTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") dated as of November 30, 2016, by and between Conifer Holdings, Inc., a Michigan corporation ("Company") and Comerica Bank ("Bank").

RECITALS:

A. Company and Bank entered into an Amended and Restated Credit Agreement dated as of September 29, 2014, as amended by seven amendments ("Agreement").

B. Company and Bank desire to amend the Agreement all as hereinafter set forth.

NOW, THEREFORE, the parties agree as follows:

1. The following definitions in Section 1 of the Agreement are amended to read as follows:

"Fixed Charge Coverage Ratio (1)" shall mean, as of any date of determination, a ratio, the numerator of which is Consolidated Net Income of Company less net income from Subsidiaries (to the extent included in Net Income when applying the consolidated basis of accounting, in accordance with GAAP) for the four preceding fiscal quarters ending on such date, plus to the extent deducted in determining Net Income, interest expense, depreciation and amortization expenses (only to the extent directly recorded in Company) for such period, plus the Dividend Paying Capacity of all Insurance Subsidiaries plus dividends received in cash by Company from its Subsidiaries during such period and the denominator of which is the sum of (A) the amount of all dividends paid by Company to its shareholders during such period, (B) all scheduled principal and interest payments with respect to Funded Debt of Company during such period, (C) all payments by Company with respect to Capital Leases during such period, and (D) 16.67% of the Revolving Credit Facility Amount.

"Revolving Credit Maturity Date" shall mean August 1, 2018.

"Tangible Net Worth" shall mean as of any date Net Worth less the Intangible Assets of the Company and its consolidated Subsidiaries, all determined as of such date. For purposes of this Agreement, "Intangible Assets" means the amount (to the extent reflected in determining such Net Worth) of (i) all write-ups (other than write-ups resulting from foreign currency translations, write-ups of assets of a going concern business made within twelve months after the acquisition of such business and write-ups of the investment portfolios of Company and its consolidated Subsidiaries made in accordance with GAAP) in the book value of any asset owned by Company and its consolidated Subsidiaries, (ii) loans or advances to Affiliates and receivables from Affiliates, (iii) all investments in unconsolidated Subsidiaries of the Company and all equity

investments in Persons which are not Subsidiaries of Company (provided that this exclusion shall not include Permitted Investments) and (iv) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, organization or developmental expenses, deferred acquisition costs and other intangible assets (other than deferred policy acquisition costs)."

2. Subsection (i) of the definition of Permitted Acquisitions is amended to read as follows:

"(i) The Bank shall have approved such acquisition, which approval may be given or withheld in Bank's sole discretion."

3. The following definitions are added to Section 1 of the Agreement to read as follows:

"Acquisition Advance" shall mean an Advance under the Revolving Credit Note the proceeds of which are used solely to fund a portion of the purchase consideration for a Permitted Acquisition.

"Applicable Measuring Period" shall mean for any date of determination ending (a) before December 31, 2017 the period beginning January 1, 2017 and ending on such date and (b) on or after December 31, 2017, the four preceding fiscal quarters then ended.

"Fixed Charge Coverage Ratio (2)" shall mean, as of any date of determination, a ratio, the numerator of which is Consolidated Net Income of Company less net income from Subsidiaries (to the extent included in Net Income when applying the consolidated basis of accounting, in accordance with GAAP) for the Applicable Measuring Period ending on such date, plus to the extent deducted in determining Net Income, depreciation and amortization expenses (only to the extent directly recorded in Company) for such period, plus dividends received in cash by Company from its Subsidiaries during such period and the denominator of which is the sum of (A) the amount of all dividends paid by Company to its shareholders during such period and (B) all scheduled principal payments with respect to Funded Debt of Company during such period."

4. Section 2.1 of the Agreement is amended to read as follows:

"2.1 Bank agrees to make Advances to Company at any time and from time to time from the effective date hereof until the Revolving Credit Maturity Date, not to exceed the Revolving Credit Facility Amount in aggregate principal amount at any one time outstanding. All of the Advances under this Section 2 shall be evidenced by the Revolving Credit Note under which Advances, repayments and readvances may be made, subject to the terms and conditions of this Agreement. Notwithstanding the foregoing, Advances shall not exceed Twelve Million Five Hundred Thousand Dollars ($12,500,000) except to the extent of Acquisition Advances. Each time an Acquisition Advance is made, it

shall be evidenced by an installment note in form and substance acceptable to Bank with a term and amortization acceptable to Bank. In addition, at the time each Acquisition Advance is made, the Revolving Credit Facility Amount shall permanently decrease by the amount of the Acquisition Advance."

5. Section 7.2 of the Agreement is amended to read as follows:

"7.2 Furnish to Bank:

(a) Within seventy five (75) days after and as the end of each fiscal quarter, a covenant compliance certificate substantially in form attached hereto as Exhibit D;

(b) within five (5) days after the occurrence thereof, written notice from Company of any change in the Best rating of an Insurance Subsidiary or in any other change in any rating of any Insurance Subsidiary by any other rating agency; and

(c) at least five (5) days prior to execution thereof, copies of all documents evidencing any indebtedness to the Federal Home Loan Bank Board permitted under Section 8.12(f) or (g)."

6. Section 7.13 of the Agreement is amended to read as follows:

"7.13 Maintain as of the end of each fiscal quarter of Company a Tangible Effective Net Worth of not less than $65,000,000."

7. Section 7.15 of the Agreement is amended to read as follows:

"7.15 Maintain (a) as of December 31, 2016 a Fixed Charge Coverage Ratio (1) of not less than 1.20 to 1.0, and as of the end of each fiscal quarter (commencing March 31, 2017), a Fixed Charge Coverage Ratio (1) of not less than 1.20 to 1.0, and (b) as of the end of each fiscal quarter, a Fixed Charge Coverage Ratio (2) of not less than 1.15 to 1.0."

8. Section 8.1 of the Agreement is amended to read as follows:

"8.1 Purchase, acquire or redeem any of its stock or make any material change in its capital structure, except redemptions of Company's stock in an aggregate amount not exceeding $650,000 (the amount of all such redemptions which occurred prior to December 31, 2016 shall be counted in determining compliance with this limitation)."

9. Section 8.2 of the Agreement is amended to read as follows:

"8.2 Enter into any merger or consolidation or sell, lease, transfer, or dispose of all, substantially all, or any part of its assets, except sales of inventory in the ordinary course of its business, except for the merger of White Pine

Insurance Company and American Colonial Insurance Company with White Pine Insurance Company as the survivor."

10. Section 8.12 of the Agreement is amended to read as follows:

"8.12 Become or remain obligated for any indebtedness for borrowed money, or for any indebtedness incurred in connection with the acquisition of any property, real or personal, tangible or intangible, except:

(a) indebtedness to Bank;

(b) current unsecured trade payables and accrued liabilities arising in the ordinary course of Company's business (including, without limitation, obligations under operating leases);

(c) indebtedness described in attached Schedule 8.13;

(d) Subordinated Debt;

(e) purchase money indebtedness incurred in connection with the acquisition of fixed assets in an aggregate amount not exceeding $500,000 incurred during any single fiscal year of Company;

(f) secured indebtedness of Conifer Insurance Company to the Federal Home Loan Bank in an amount not exceeding $12,000,000 at any time outstanding incurred to provide liquidity to pay claims during a catastrophic event and incurred on terms and conditions acceptable to Bank; and

(g) secured indebtedness of White Pine Insurance Company to the Federal Home Loan Bank in an amount not exceeding $8,000,000 at any time outstanding incurred to provide liquidity to pay claims during a catastrophic event and incurred on terms and conditions acceptable to Bank."

11. The following Section 10.6 is added to the Agreement to read as follows:

"10.6 If the Company fails to comply with Sections 7.13 or 7.15 for any fiscal quarter ("Financial Covenant Defaults"), then the Company may cure such Financial Covenant Default by obtaining proceeds of Subordinated Debt (the "Contribution Amount"), subject to the following:

(a) the Company must deliver a written notification (the "Cure Notice") to the Bank that it intends to exercise the cure right under this Section 10.6 prior to the date that is ten (10) days before the date on which the covenant compliance report in respect of the applicable fiscal quarter is required to have been delivered pursuant to Section 7.2(a) (the "Cure Notification Date");

(b) the Contribution Amount shall be included in the calculation of Consolidated Net Income for purposes of determining compliance with the Fixed Charge Coverage Ratio (1) and Fixed Charge Coverage Ratio (2) and shall be included in the calculation of Tangible Effective Net Worth, in each case solely for the purposes of determining compliance with Sections 7.13 and 7.15 at the end of such fiscal quarter and for the three subsequent fiscal quarters following such cure and not for purposes of determining any financial ratio-based conditions, pricing or any baskets with respect to the covenants contained in this Agreement or any other Loan Document;

(c) the Contribution Amount shall be in an amount no greater than the amount required to cause the Company to be in compliance with Section 7.13 or 7.15, as applicable, for the applicable fiscal quarter;

(d) the Company may not exercise its rights under this Section 10.6 more than once in each four quarter period and two times during the term of this Agreement; and

(e) as of the date that such cure right is exercised in accordance with this Section 10.6, no Default or Event of Default (other than the Financial Covenant Defaults) exists."

12. Exhibit "D" to the Agreement is deleted and attached Exhibit "D" is substituted in its place.

13. Company hereby represents and warrants that, after giving effect to the provisions of this Amendment, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within its corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Certificate of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 6.1 through 6.5 and 6.7 through 6.12 of the Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 6.6 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 7.1 of the Agreement; and (d) no Event of Default (as defined in the Agreement) or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, as hereby amended, has occurred and is continuing as of the date hereof.

14. Except as expressly provided herein, all of the terms and conditions of the Agreement remain unchanged and in full force and effect.

15. Company hereby waives, discharges, and forever releases Bank, Bank's employees, officers, directors, attorneys, stockholders and successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Company has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions arose as a result of Bank's actions or omissions in connection with the Agreement, or any amendments, extensions or modifications thereto, or Bank's administration of debt evidenced by the Agreement or otherwise.

16. This Amendment shall be effective upon (a) execution of this Agreement by Company and the Bank, (b) payment by Company to Bank of a non-refundable amendment fee in the amount of $43,750, and (c) execution and delivery by Company to Bank of the documents and instruments listed in the Closing Agenda dated November 30, 2016.

IN WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK

By: ____________________
Paul G. Russo

Its: Vice President

CONIFER HOLDINGS, INC.

By: ____________________
Brian J. Roney

Its: President

EXHIBIT "D"

COVENANT COMPLIANCE REPORT

To: Comerica Bank

Re: Amended and Restated Credit Agreement dated as of September 29, 2014 (the "Agreement")

This Covenant Compliance Report ("Report") is furnished pursuant to Section 7.2 of the Agreement and sets forth various information as of ____________, ____ (the "Computation Date").

1. Tangible Effective Net Worth. On the Computation Date, the Tangible Effective Net Worth, which is required to be not less than $__________, was $_________ as computed in the supporting documents attached hereto as Schedule 1.

2. Total Adjusted Capital. On the Computation Date, the total adjusted capital percentage, which is required to be at least 300%, was the following percent for each Insurance Subsidiaries as set forth below as computed in the supporting documents attached hereto as Schedule 2.*

Insurance Subsidiary	Percentage
______________________________	_______%
______________________________	_______%
______________________________	_______%
______________________________	_______%

3. Fixed Charge Coverage Ratio (1). On the Computation Date, the Fixed Charge Coverage Ratio (1), which is required to be not less than 1.2 to 1.0, was _________ to 1.0 as computed in the supporting documents attached hereto as Schedule 3. To be computed quarterly as of December 31, 2016 and thereafter.

4. Fixed Charge Coverage Ratio (2). On the Computation Date, the Fixed Charge Coverage Ratio, which is required to be not less than 1.15 to 1.0, was _________ to 1.0 as computed in the supporting documents attached hereto as Schedule 4. To be computed quarterly for the Applicable Measuring Period then ended.

5. Net Premium and Gross Premium Ratios. On the Computation Date, the Net Premium Ratio, which is required to be not more than 2.0 to 1.0 was the following ratio for each Insurance Subsidiary as set forth below and the Gross Premium Ratio which is required to be not more than 3.0 to 1.0 was the following ratio for each Insurance Subsidiary as set forth below, as computed in the supporting documents attached as Schedule 5.

1. Net Premium Ratio

Insurance Subsidiary	Ratio
______________________________	_______ to 1.0

______________________________	______ to 1.0
______________________________	______ to 1.0
______________________________	______ to 1.0

2. Gross Premium Ratio

Insurance Subsidiary	Ratio
______________________________	______ to 1.0
______________________________	______ to 1.0
______________________________	______ to 1.0
______________________________	______ to 1.0

7. Ratings. The following are the Insurance Subsidiaries (a) with Best ratings below the Required Rating: ________________;

(b) with respect to which the Best rating has been downgraded more than one level during any period of twelve (12) consecutive months: _______________; and

(c) for which the Best rating has been withdrawn: _______________.

8. Reinsurance Contracts. The percentage of Net Uncollateralized Reinsurance Recoverables with Persons with a Best rating below A- is ____% as computed in the supporting documents attached as Schedule 6.*

9. Dividend Paying Capacity. Dividend paying capacity for the fiscal year ending _________, 201__ was $____________ as compiled in the supporting documents attached as Schedule 8.*

*To be completed only for Computation Dates ending December 31 of a year.

10. Capital Expenditures. As of the Computation Date, Capital Expenditures for the applicable fiscal year which is required to be less than $500,000 was $_________.

The undersigned officer of Company hereby certifies that:

A. To the best of the undersigned officer's knowledge, all of the information set forth in this Report (and in any Schedule attached hereto) is true and correct in all material respects.

B. To the best of the undersigned officer's knowledge, as of the Computation Date, the Company has observed and performed all of its covenants and other agreements contained in the Agreement and in the Note and any other Loan Documents to be observed, performed and satisfied by them.

C. I have reviewed the Agreement and this Report is based on an examination sufficient to assure that this Report is accurate.

D. To the best of the undersigned officer's knowledge, except as stated in Schedule 8 hereto (which shall describe any existing Event of Default and the notice and period of existence

thereof and any action taken with respect thereto or contemplated to be taken by Company), no Event of Default has occurred and is continuing on the date of this Report.

Capitalized terms used in this Report and in the schedules hereto, unless specifically defined to the contrary, have the meanings given to them in the Agreement.

IN WITNESS WHEREOF, Company has caused this Report to be executed and delivered by its duly authorized officer this ______ day of ________________, ____.

CONIFER HOLDINGS, INC.

By:______________________________

Its:______________________________

Master Revolving Note
LIBOR-based Rate/Prime Referenced Rate
Maturity Date-Optional Advances (Business and Commercial Loans Only)

AMOUNT	NOTE DATE	MATURITY DATE
$17,500,000	November 29, 2016	August 1, 2018

On or before the Maturity Date set forth above, FOR VALUE RECEIVED, the undersigned promise(s) to pay to the order of COMERICA BANK (herein called "Bank"), at any office of the Bank in the State of Michigan, the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($17,500,000) ("Commitment Amount"), or so much of said sum as has been advanced and is then outstanding under this Note, together with interest thereon as hereinafter set forth.

The Commitment Amount shall permanently reduce by the amount of any Acquisition Advances (as defined in the Credit Agreement) immediately upon the making of any such Acquisition Advances.

This Note is a note under which Advances, repayments and re-Advances may be made from time to time, subject to the terms and conditions of this Note.

AT NO TIME SHALL THE BANK BE UNDER ANY OBLIGATION TO MAKE ANY ADVANCES TO THE UNDERSIGNED PURSUANT TO THIS NOTE (NOTWITHSTANDING ANYTHING EXPRESSED OR IMPLIED IN THIS NOTE OR ELSEWHERE TO THE CONTRARY INCLUDING, WITHOUT LIMITATON, IF BANK SUPPLIES THE UNDERSIGNED WITH A BORROWING FORMULA) IN THE EVENT THAT ANY DEFAULT, OR ANY CONDITION OR EVENT WHICH, WITH THE GIVING OF NOTICE OR THE RUNNING OF TIME, OR BOTH, WOULD CONSTITUTE A DEFAULT, SHALL HAVE OCCURRED AND BE CONTINUING OR EXIST, IN WHICH EVENT, BANK, AT ANY TIME AND FROM TIME TO TIME, WITHOUT NOTICE, AND IN ITS SOLE DISCRETION, MAY REFUSE TO MAKE ADVANCES TO THE UNDERSIGNED WITHOUT INCURRING ANY LIABILITY DUE TO THIS REFUSAL AND WITHOUT AFFECTING THE UNDERSIGNED'S LIABILITY UNDER THIS NOTE FOR ANY AND ALL AMOUNTS ADVANCED.

Subject to the terms and conditions of this Note, each of the Advances made hereunder shall bear interest at the LIBOR-based Rate plus the Applicable Margin or the Prime Referenced Rate plus the Applicable Margin, as elected by the undersigned or as otherwise determined under this Note.

Accrued and unpaid interest on the unpaid balance of each outstanding Advance hereunder shall be payable quarterly, in arrears, on the first Business Day of each calendar quarter (commencing October 1, 2016), until maturity (whether as stated herein, by acceleration, or otherwise). Interest accruing on the basis of the Prime Referenced Rate shall be computed on the basis of a year of 360 days, and shall be assessed for the actual number of days elapsed, and in such computation, effect shall be given to any change in the Applicable Interest Rate as a result of any change in the Prime Referenced Rate on the date of each such change. Accrued and unpaid interest on each LIBOR-based Advance shall be payable on the last day of the Interest Period applicable thereto (unless sooner accelerated in accordance with the terms of this Note); provided, however, if such Interest Period in respect of any such LIBOR-based Advance is more than three (3) months, interest thereon shall also be payable at intervals of three (3) months from the date of such Advance. Interest accruing on the basis of the LIBOR-based Rate shall be computed on the basis of a 360 day year and shall be assessed for the actual number of days elapsed from the first day of the Interest Period applicable thereto but not including the last day thereof.

From and after the occurrence of any Default hereunder, and so long as any such Default remains unremedied or uncured thereafter, the Indebtedness outstanding under this Note shall bear interest at a per annum rate of three percent (3%) above the otherwise Applicable Interest Rate(s), which interest shall be payable upon demand. In addition to the foregoing, a late payment charge equal to five percent (5%) of each late payment hereunder may be charged on any payment not received by Bank within ten (10) calendar days after the payment due date therefor, but acceptance of payment of any such charge shall not constitute a waiver of any Default hereunder.

In no event shall the interest payable under this Note at any time exceed the maximum rate permitted by law.

The amount and date of each Advance, its Applicable Interest Rate, its Interest Period, if applicable, and the amount and date of any repayment shall be noted on Bank's records, which records shall be conclusive evidence thereof, absent

manifest error; provided, however, any failure by Bank to make any such notation, or any error in any such notation, shall not relieve the undersigned of its/their obligations to repay Bank all amounts payable by the undersigned to Bank under or pursuant to this Note, when due in accordance with the terms hereof.

The undersigned may request an Advance hereunder, including the refunding of an outstanding Advance as the same type of Advance or the conversion of an outstanding Advance to another type of Advance, either (i) upon the delivery to Bank of a written Request for Advance duly completed and executed by the undersigned (as herein provided) or, (ii) to the extent applicable, pursuant to a request submitted through Bank's Loan Management System (each a "Request"), in each case, subject to the following: (a) no Default, or any condition or event which, with the giving of notice or the running of time, or both, would constitute a Default, shall have occurred and be continuing or exist under this Note; (b) each such Request shall be delivered to Bank by 11:00 a.m. (Detroit, Michigan time) on the proposed date of the requested Advance; (c) the principal amount of each LIBOR-based Advance shall be at least Two Hundred Fifty Thousand Dollars ($250,000.00) (or such lesser amount as is acceptable to Bank in its sole discretion); (d) the proposed date of any refunding of any outstanding LIBOR-based Advance as another LIBOR-based Advance or the conversion of any outstanding LIBOR-based Advance to another type of Advance shall only be on the last day of the Interest Period applicable to such outstanding LIBOR-based Advance; (e) after giving effect to such Advance, the aggregate unpaid principal amount of Advances outstanding under this Note shall not exceed the face amount of this Note; and (f) a Request, once delivered or submitted to Bank, shall not be revocable by the undersigned.

In the event that the undersigned is unable to request Advances hereunder through the Bank's Loan Management System, Advances hereunder may be requested by delivery or submission to Bank by hand delivery, first class mail, overnight courier, facsimile, email or other means of delivery acceptable to Bank, of a written Request for Advance duly completed and executed by the undersigned. Advances hereunder may be requested in the undersigned's discretion by telephonic notice to Bank. Any Advance requested by telephonic notice shall be confirmed by the undersigned that same day by submission to Bank of a written Request for Advance, as provided herein. The undersigned acknowledge(s) that if Bank makes an Advance based on a request made by telephone, facsimile, email or other means of delivery (other than by hand delivery, first class mail or overnight courier), it shall be for the undersigned's convenience and all risks involved in the use of any such procedure shall be borne by the undersigned, and the undersigned expressly agree(s) to indemnify and hold Bank harmless therefor. Bank shall have no duty to confirm the authority of anyone requesting an Advance by telephone, facsimile, email or any such other means of delivery. In the event that the undersigned elect(s) to request Advances by telephonic notice, facsimile, email or other means of delivery acceptable to Bank, the undersigned acknowledge(s) and agree(s) that Bank may impose or require such verification, authentication and other procedures as Bank may require from time to time.

If, as to any outstanding LIBOR-based Advance, Bank shall not receive a timely Request, or telephonic notice, in accordance with the foregoing requesting the refunding or continuation of such Advance as another LIBOR-based Advance for a specified Interest Period or the conversion of such Advance to a Prime-based Advance, effective as of the last day of the Interest Period applicable to such outstanding LIBOR-based Advance, and as of the last day of each succeeding Interest Period, the principal amount of such Advance which is not then repaid shall be automatically refunded or continued as a LIBOR-based Advance having an Interest Period equal to the same period of time as the Interest Period then ending for such outstanding LIBOR-based Advance, unless the undersigned is/are not entitled to request LIBOR-based Advances hereunder or otherwise elect the LIBOR-based Rate as the basis for the Applicable Interest Rate for the principal Indebtedness outstanding hereunder in accordance with the terms of this Note, or the LIBOR-based Rate is not otherwise available to the undersigned as the basis for the Applicable Interest Rate hereunder for the principal Indebtedness outstanding hereunder in accordance with the terms of this Note, in which case, the Prime Referenced Rate plus the Applicable Margin, shall be the Applicable Interest Rate hereunder in respect of such Indebtedness for such period, subject in all respects to the terms and conditions of this Note. The foregoing shall not in any way whatsoever limit or otherwise affect any of Bank's rights or remedies under this Note upon the occurrence of any Default hereunder, or any condition or event which, with the giving of notice or the running of time, or both, would constitute a Default.

Subject to the definition of an "Interest Period" hereunder, in the event that any payment under this Note becomes due and payable on any day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable thereon during such extension at the rates set forth in this Note.

All payments to be made by the undersigned to Bank under or pursuant to this Note shall be in immediately available United States funds, without setoff or counterclaim, and in the event that any payments submitted hereunder are in funds not available until collected, said payments shall continue to bear interest until collected.

If the undersigned make(s) any payment of principal with respect to any LIBOR-based Advance on any day other than the last day of the Interest Period applicable thereto (whether voluntarily, by acceleration, required payment or otherwise), or if the undersigned fail(s) to borrow any LIBOR-based Advance or fail(s) to refund an outstanding LIBOR-based Advance as a LIBOR-based Advance or to convert an outstanding Advance to a LIBOR-based Advance, in any such case, after notice has been given by the undersigned (or any of them) to Bank in accordance with the terms of this Note requesting such Advance, or such refunding or conversion, or if the undersigned fail(s) to make any payment of principal or interest in respect of a LIBOR-based Advance when due, the undersigned shall reimburse Bank, on demand, for any resulting loss, cost or expense incurred by Bank as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties, whether or not Bank shall have funded or committed to fund such Advance. Such amount payable by the undersigned to Bank may include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, refunded or converted, for the period from the date of such prepayment or of such failure to borrow, refund or convert, through the last day of the relevant Interest Period, at the applicable rate of interest for said Advance(s) provided under this Note, over (b) the amount of interest (as reasonably determined by Bank) which would have accrued to Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. Calculation of any amounts payable to Bank under this paragraph shall be made as though Bank shall have actually funded or committed to fund the relevant LIBOR-based Advance through the purchase of an underlying deposit in an amount equal to the amount of such Advance and having a maturity comparable to the relevant Interest Period; provided, however, that Bank may fund any LIBOR-based Advance in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. Upon the written request of the undersigned, Bank shall deliver to the undersigned a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error. The undersigned may prepay all or part of the outstanding balance of any Prime-based Advance under this Note or any Indebtedness hereunder which is bearing interest based upon the Prime Referenced Rate at any such time without premium or penalty. Any prepayment hereunder shall also be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid.

For any LIBOR-based Advance, if Bank shall designate a LIBOR Lending Office which maintains books separate from those of the rest of Bank, Bank shall have the option of maintaining and carrying such Advance on the books of such LIBOR Lending Office.

If, at any time, Bank determines that, (a) Bank is unable to determine or ascertain the LIBOR-based Rate, or (b) by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars in the applicable amounts or for the relative maturities are not being offered to Bank for any applicable Advance or Interest Period, or (c) the LIBOR-based Rate plus the Applicable Margin will not accurately or fairly cover or reflect the cost to Bank of maintaining any of the Indebtedness under this Note based upon the LIBOR-based Rate, then Bank shall forthwith give notice thereof to the undersigned. Thereafter, until Bank notifies the undersigned that such conditions or circumstances no longer exist, the right of the undersigned to request a LIBOR-based Advance and to convert an Advance to or refund an Advance as a LIBOR-based Advance shall be suspended, and the Prime Referenced Rate plus the Applicable Margin shall be the Applicable Interest Rate for all Indebtedness hereunder during such period of time.

If any Change in Law shall make it unlawful or impossible for the Bank (or its LIBOR Lending Office) to make or maintain any Advance with interest based upon the LIBOR-based Rate, Bank shall forthwith give notice thereof to the undersigned. Thereafter, (a) until Bank notifies the undersigned that such conditions or circumstances no longer exist, the right of the undersigned to request a LIBOR-based Advance and to convert an Advance to or refund an Advance as a LIBOR-based Advance shall be suspended, and thereafter, the undersigned may select only the Prime Referenced Rate plus the Applicable Margin as the Applicable Interest Rate for the Indebtedness hereunder, and (b) if Bank may not lawfully continue to maintain an outstanding LIBOR-based Advance to the end of the then current Interest Period applicable thereto, the Prime Referenced Rate plus the Applicable Margin shall be the Applicable Interest Rate for the remainder of such Interest Period with respect to such outstanding Advance.

If any Change in Law shall (a) subject Bank (or its LIBOR Lending Office) to any tax, duty or other charge with respect to this Note or any Indebtedness hereunder, or shall change the basis of taxation of payments to Bank (or its LIBOR Lending Office) of the principal of or interest under this Note or any other amounts due under this Note in respect thereof (except for changes in the rate of tax on the overall net income of Bank or its LIBOR Lending Office imposed by the jurisdiction in which Bank's principal executive office or LIBOR Lending Office is located); or (b) impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank (or its LIBOR Lending Office), or shall impose on Bank (or its LIBOR Lending Office) or the foreign exchange and interbank markets any other condition affecting this Note or the Indebtedness hereunder; and the result of any of the foregoing is to

increase the cost to Bank of maintaining any part of the Indebtedness hereunder or to reduce the amount of any sum received or receivable by Bank under this Note by an amount deemed by the Bank to be material, then the undersigned shall pay to Bank, within fifteen (15) days of the undersigned's receipt of written notice from Bank demanding such compensation, such additional amount or amounts as will compensate Bank for such increased cost or reduction. A certificate of Bank, prepared in good faith and in reasonable detail by Bank and submitted by Bank to the undersigned, setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be conclusive and binding for all purposes, absent manifest error.

In the event that any Change in Law affects or would affect the amount of capital or liquidity required or expected to be maintained by Bank (or any corporation controlling Bank), and Bank determines that the amount of such capital or liquidity is increased by or based upon the existence of any obligations of Bank hereunder or the maintaining of any Indebtedness hereunder, and such increase has the effect of reducing the rate of return on Bank's (or such controlling corporation's) capital as a consequence of such obligations or the maintaining of such Indebtedness hereunder to a level below that which Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy and liquidity), then the undersigned shall pay to Bank, within fifteen (15) days of the undersigned's receipt of written notice from Bank demanding such compensation, additional amounts as are sufficient to compensate Bank (or such controlling corporation) for any increase in the amount of capital and/or liquidity and reduced rate of return which Bank reasonably determines to be allocable to the existence of any obligations of the Bank hereunder or to maintaining any Indebtedness hereunder. A certificate of Bank as to the amount of such compensation, prepared in good faith and in reasonable detail by the Bank and submitted by Bank to the undersigned, shall be conclusive and binding for all purposes absent manifest error.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced and whether incurred voluntarily or involuntarily, known or unknown, or originally payable to the Bank or to a third party and subsequently acquired by Bank including, without limitation, any late charges; loan fees or charges; overdraft indebtedness; costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any security interest, pledge or other lien or in pursuing any of its rights or remedies under any loan document (or otherwise) or in connection with any proceeding involving the Bank as a result of any financial accommodation to the undersigned (or any of them); and reasonable costs and expenses of attorneys and paralegals, whether inside or outside counsel is used, and whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise (collectively "Indebtedness"), are secured by and the Bank is granted a security interest in and lien upon all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering California real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place, or (iii) if the undersigned (or any of them) has (have) given or give(s) the Bank a deed of trust or mortgage covering real property which, under Texas law, constitutes the homestead of such person, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them) unless expressly provided to the contrary in another place.

Upon the occurrence of a Default, then the Bank may, at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law.

The undersigned authorize(s) the Bank to charge any account(s) of the undersigned (or any of them) with the Bank for any and all sums due hereunder when due; provided, however, that such authorization shall not affect any of the undersigned's obligation to pay to the Bank all amounts when due, whether or not any such account balances that are

maintained by the undersigned with the Bank are insufficient to pay to the Bank any amounts when due, and to the extent that such accounts are insufficient to pay to the Bank all such amounts, the undersigned shall remain liable for any deficiencies until paid in full.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the Michigan Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations or any interest in, any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to pay or reimburse to Bank, or any other holder or owner of this Note, on demand, any and all costs and expenses of Bank (including, without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, whether or not suit is instituted, and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in connection with the preparation, execution, delivery, amendment, administration, and performance of this Note and the related documents, or incurred in collecting or attempting to collect this Note or the Indebtedness, or incurred in any other matter or proceeding relating to this Note or the Indebtedness.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, endorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. **THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MICHIGAN, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.**

For the purposes of this Note, the following terms have the following meanings:

"Advance" means a borrowing requested by the undersigned and made by Bank under this Note, including any refunding of an outstanding Advance as the same type of Advance or the conversion of any such outstanding Advance to another type of Advance, and shall include a LIBOR-based Advance and a Prime-based Advance.

"Applicable Interest Rate" means the LIBOR-based Rate plus the Applicable Margin or the Prime Referenced Rate plus the Applicable Margin, as selected by the undersigned from time to time or as otherwise determined in accordance with the terms and conditions of this Note.

"Applicable Margin" means:

(a) in respect of the LIBOR–based Rate, three and one quarter percent (3 1/4%) per annum; and

(b) in respect of the Prime Referenced Rate, one and one half percent (1 1/2%) per annum.

"Business Day" means any day, other than a Saturday, Sunday or any other day designated as a holiday under Federal or applicable State statute or regulation, on which Bank is open for all or substantially all of its domestic and international business (including dealings in foreign exchange) in Detroit, Michigan, and, in respect of notices and determinations relating to LIBOR-based Advances, the LIBOR-based Rate and the Daily Adjusting LIBOR Rate, also a day on which dealings in dollar deposits are also carried on in the London interbank market and on which banks are open for business in London, England.

"Change in Law" means the occurrence, after the date hereof, of any of the following: (i) the adoption or introduction of, or any change in any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not applicable to Bank on such date, or (ii) any change in interpretation, administration or implementation thereof of any such law, treaty, rule or regulation by any Governmental Authority, or (iii) the issuance, making or implementation by any Governmental Authority of any interpretation, administration, request, regulation, guideline, or directive (whether or not having the force of law), including, without limitation, any risk-based capital guidelines or any interpretation, administration, request, regulation, guideline, or directive relating to liquidity. For purposes of this definition, (x) a change in law, treaty, rule, regulation, interpretation, administration or implementation shall include, without limitation, any change made or which becomes effective on the basis of a law, treaty, rule, regulation, interpretation administration or implementation then in force, the effective date of which change is delayed by the terms of such law, treaty, rule, regulation, interpretation, administration or implementation, and (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub. L. 111-203, H.R. 4173) and all requests, rules, regulations, guidelines, interpretations or directives promulgated thereunder or issued in connection therewith shall be deemed to be a "Change in Law", regardless of the date enacted, adopted, issued or promulgated, whether before or after the date hereof, and (z) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall each be deemed to be a "Change in Law", regardless of the date enacted, adopted, issued or implemented.

"Daily Adjusting LIBOR Rate" means, for any day, a per annum interest rate which is equal to the quotient of the following:

(a) for any day, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to one (1) month appearing on Page BBAM of the Bloomberg Financial Markets Information Service at or about 11:00 a.m. (London, England time) (or as soon thereafter as practical) on such day, or if such day is not a Business Day, on the immediately preceding Business Day. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service) on any day, the "Daily Adjusting LIBOR Rate" for such day shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be reasonably selected by Bank, or, in the absence of such other service, the "Daily Adjusting LIBOR Rate" for such day shall, instead, be determined based upon the average of the rates at which Bank is offered dollar deposits at or about 11:00 a.m. (Detroit, Michigan time) (or as soon thereafter as practical), on such day, or if such day is not a Business Day, on the immediately preceding Business Day, in the interbank eurodollar market in an amount comparable to the applicable principal amount of Indebtedness hereunder and for a period equal to one (1) month;

divided by

(b) 1.00 minus the maximum rate (expressed as a decimal) on such day at which Bank is required to maintain reserves on "Euro-currency Liabilities" as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category;

provided, however, and notwithstanding anything to the contrary set forth in this Note, if at any time the Daily Adjusting LIBOR Rate determined as provided above would be less than zero percent (0%), then the Daily Adjusting LIBOR Rate shall be deemed to be zero percent (0%) per annum for all purposes of this Note. Each calculation by Bank of the Daily Adjusting LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error.

"Default" shall mean any Event of Default, as defined in the Amended and Restated Credit Agreement dated September 29, 2014 between undersigned and Bank, as the same may be amended or modified from time to time ("Credit Agreement").

"Governmental Authority" means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supranational bodies such as the European Union or the European Central Bank).

"Interest Period" means, with respect to a LIBOR-based Advance, a period of one (1) month, two (2) months, three (3) months or six (6) months, as selected by the undersigned (and which period is acceptable to Bank in its sole discretion), or as otherwise determined pursuant to and in accordance with the terms of this Note, commencing on the day a LIBOR-based Advance is made or the day an Advance is converted to a LIBOR-based Advance or the day an outstanding LIBOR-based Advance is refunded or continued as another LIBOR-based Advance for an applicable Interest Period, provided that any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day, except that if the next succeeding Business Day falls in another calendar month, the Interest Period shall end on the next preceding Business Day, and when an Interest Period begins on a day which has no numerically corresponding day in the calendar month during which such Interest Period is to end, it shall end on the last Business Day of such calendar month. In the event that any LIBOR-based Advance is at any time refunded or continued as another LIBOR-based Advance for an additional Interest Period, such Interest Period shall commence on the last day of the preceding Interest Period then ending.

"LIBOR-based Advance" means an Advance which bears interest at the LIBOR-based Rate plus the Applicable Margin.

"LIBOR-based Rate" means a per annum interest rate which is equal to the quotient of the following:

(a) the LIBOR Rate;

divided by

(b) 1.00 minus the maximum rate (expressed as a decimal) during such Interest Period at which Bank is required to maintain reserves on "Euro-currency Liabilities" as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.

"LIBOR Lending Office" means Bank's office located in the Cayman Islands, British West Indies, or such other branch of Bank, domestic or foreign, as it may hereafter designate as its LIBOR Lending Office by notice to the undersigned.

"LIBOR Rate" means, with respect to any Indebtedness outstanding under this Note bearing interest on the basis of the LIBOR-based Rate, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to the relevant Interest Period for such Indebtedness, commencing on the first day of such Interest Period, appearing on Page BBAM of the Bloomberg Financial Markets Information Service at or about 11:00 a.m. (London, England time) (or as soon thereafter as practical), two (2) Business Days prior to the first day of such Interest Period. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service), the "LIBOR Rate" shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be reasonably selected by Bank, or, in the absence of such other service, the "LIBOR Rate" shall, instead, be determined based upon the average of the rates at which Bank is offered dollar deposits at or about 11:00 a.m. (Detroit, Michigan time) (or as soon thereafter as practical), two (2) Business Days prior to the first day of such Interest Period in the interbank eurodollar market in an amount comparable to the principal amount of the respective LIBOR-based Advance which is to bear interest on the basis of such LIBOR-based Rate and for a period equal to the relevant Interest Period; provided, however, and notwithstanding anything to the contrary set forth in this Note, if at any time the LIBOR Rate determined as provided above would be less than zero percent (0%), then the LIBOR Rate shall be deemed to be zero percent (0%) per annum for all purposes of this Note (the "LIBOR 0% Floor"), except for any portion of any outstanding Advance(s) hereunder or any principal Indebtedness outstanding under this Note which, at any such time, is/are subject to any Specified Hedging Agreement, in which case, the LIBOR Rate for such portion of such Advance(s) and Indebtedness shall be determined without giving effect to the LIBOR 0% Floor. Each calculation by Bank of the LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error.

"Prime Rate" means the per annum interest rate established by Bank as its prime rate for its borrowers, as such rate may vary from time to time, which rate is not necessarily the lowest rate on loans made by Bank at any such time.

"Prime-based Advance" means an Advance which bears interest at the Prime Referenced Rate plus the Applicable Margin, subject to the terms of this Note.

"Prime Referenced Rate" means, for any day, a per annum interest rate which is equal to the Prime Rate in effect on such day, but in no event and at no time shall the Prime Referenced Rate be less than the sum of the Daily Adjusting LIBOR Rate for such day plus two and one-half percent (2.50%) per annum. If, at any time, Bank determines that it is unable to

determine or ascertain the Daily Adjusting LIBOR Rate for any day, the Prime Referenced Rate for each such day shall be the Prime Rate in effect at such time, but not less than two and one-half percent (2.50%) per annum.

"Request for Advance" means a Request for Advance issued by the undersigned under this Note in the form annexed to this Note as Exhibit "A".

"Specified Hedging Agreement" means any agreement or other documentation between the undersigned (or any of them) and Bank providing for an interest rate swap that does not provide for a minimum rate of zero percent (0%) with respect to determinations of the LIBOR Rate for the purposes of such interest rate swap (e.g., determines the floating amount by using the "negative interest rate method" rather than the "zero interest rate method" in the case of any such interest rate swap made under any master agreement or other documentation published by the International Swaps and Derivatives Association, Inc.).

No delay or failure of Bank in exercising any right, power or privilege hereunder shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, or the exercise of any other power, right or privilege. The rights of Bank under this Note are cumulative and not exclusive of any right or remedies which Bank would otherwise have, whether by other instruments or by law.

THE MAXIMUM INTEREST RATE SHALL NOT EXCEED 25% PER ANNUM OR THE HIGHEST APPLICABLE USURY CEILING, WHICHEVER IS LESS.

THE UNDERSIGNED AND BANK, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

[Remainder of page intentionally left blank]

This Note amends and restates that certain Master Revolving Note dated as of September 29, 2014, made in the principal amount of Sixteen Million Five Hundred Thousand Dollars ($16,500,000) by the undersigned payable to Bank (the "Prior Note"); provided, however, (i) the execution and delivery by the undersigned of this Note shall not, in any manner or circumstance, be deemed to be a payment of, a novation of or to have terminated, extinguished or discharged any of the undersigned's indebtedness evidenced by the Prior Note, all of which indebtedness shall continue under and shall hereinafter be evidenced and governed by this Note, and (ii) all collateral and guaranties securing or supporting the Prior Note shall continue to secure and support this Note.

CONIFER HOLDINGS, INC.

By: ______________________
SIGNATURE OF

Its: PRESIDENT
TITLE

By: ______________________
SIGNATURE OF

Its: ______________________
TITLE

550 W. Merrill Street, Suite #200	Birmingham	Michigan	48009
STREET ADDRESS	CITY	STATE	ZIP

For Bank Use Only				
LOAN OFFICER INITIALS	LOAN GROUP NAME	OBLIGOR NAME Conifer Holdings, Inc.		
LOAN OFFICER ID. NO.	LOAN GROUP NO.	OBLIGOR NO.	NOTE NO.	AMOUNT $17,500,000

(Signature Page to Master Revolving Note – 12857731)

EXHIBIT "A"

REQUEST FOR ADVANCE

CONIFER HOLDINGS, INC. (referred to herein as the "undersigned") hereby requests COMERICA BANK ("Bank") to make a ______________* Advance to the undersigned on _______________, ______, in the amount of __________________ ____ Dollars ($___________) under the Master Revolving Note dated as of __________________, 2016, issued by the undersigned to said Bank in the face amount of Seventeen Million Five Hundred Thousand Dollars ($17,500,000) (the "Note"). The Interest Period for the requested Advance, if applicable, shall be __________________________ (______)** month(s). In the event that any part of the Advance requested hereby constitutes the refunding or conversion of an outstanding Advance, the amount to be refunded or converted is ____ Dollars ($__________________), and the last day of the Interest Period for the amounts being converted or refunded hereunder, if applicable, is ________________________, 201___.
The undersigned represent(s), warrant(s) and certify(ies) that no Default, or any condition or event which, with the giving of notice or the running of time, or both, would constitute a Default, has occurred and is continuing under the Note, and none will exist upon the making of the Advance requested hereunder. The undersigned further certify(ies) that upon advancing the sum requested hereunder, the aggregate principal amount outstanding under the Note will not exceed the face amount thereof. If the amount advanced to the undersigned under the Note shall at any time exceed the face amount thereof, the undersigned will immediately pay such excess amount, without any necessity of notice or demand.

The undersigned hereby authorize(s) Bank to disburse the proceeds of the Advance being requested by this Request for Advance by crediting the account of the undersigned with Bank separately designated by the undersigned or as the undersigned may otherwise direct, unless this Request for Advance is being submitted for a conversion or refunding of all or any part of any outstanding Advance(s), in which case, such proceeds shall be deemed to be utilized, to the extent necessary, to refund or convert that portion stated above of the existing outstandings under such Advance(s).

Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Note.

Dated this _____ day of _____________________, 201___.

CONIFER HOLDINGS, INC.

By:____

Its:____

---

* Insert, as applicable, "LIBOR-based" or "Prime Referenced Rate".

** For a LIBOR-based Advance, insert the applicable Interest Period (i.e., "one (1)", "two (2)" or "three (3)" months).

This Amendment to Note ("Amendment"), made, delivered, and effective as of November 29, 2016, by and between Conifer Holdings, Inc. ("Borrower") and COMERICA BANK ("Bank").

WHEREAS, Borrower and Bank are parties to that certain note in the original principal amount of $7,500,000 dated September 29, 2014 ("Note"); and

WHEREAS, Bank and Borrower desire to amend the Note as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Amendment, Borrower and Bank agree as follows:

1. The definition of "Applicable Margin" in the Note is amended to read as follows:

   "Applicable Margin" means:

   (a) in respect of the LIBOR–based Rate, three and three quarters percent (3 ¾%) per annum; and

   (b) in respect of the Prime Referenced Rate, two percent (2%) per annum.

2. The definition of "Change in Law" in the Note is amended to read as follows:

   "Change in Law" means the occurrence, after the date hereof, of any of the following: (i) the adoption or introduction of, or any change in any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not applicable to Bank on such date, or (ii) any change in interpretation, administration or implementation thereof of any such law, treaty, rule or regulation by any Governmental Authority, or (iii) the issuance, making or implementation by any Governmental Authority of any interpretation, administration, request, regulation, guideline, or directive (whether or not having the force of law), including, without limitation, any risk-based capital guidelines or any interpretation, administration, request, regulation, guideline, or directive relating to liquidity. For purposes of this definition, (x) a change in law, treaty, rule, regulation, interpretation, administration or implementation shall include, without limitation, any change made or which becomes effective on the basis of a law, treaty, rule, regulation, interpretation administration or implementation then in force, the effective date of which change is delayed by the terms of such law, treaty, rule, regulation, interpretation, administration or implementation, and (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub. L. 111-203, H.R. 4173) and all requests, rules, regulations, guidelines, interpretations or directives promulgated thereunder or issued in connection therewith shall be deemed to be a "Change in Law", regardless of the date enacted, adopted, issued or promulgated, whether before or after the date hereof, and (z) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall each be deemed to be a "Change in Law", regardless of the date enacted, adopted, issued or implemented.

3. The definition of "Daily Adjusting LIBOR Rate" in the Note is amended to read as follows:

   "'Daily Adjusting LIBOR Rate' means, "Daily Adjusting LIBOR Rate" means, for any day, a per annum interest rate which is equal to the quotient of the following:

   (a) for any day, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to one (1) month appearing on Page BBAM of the Bloomberg Financial Markets Information Service at or about 11:00 a.m. (London, England time) (or as soon thereafter as practical) on such day, or if such day is not a Business Day, on the immediately preceding Business Day. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service) on any day, the "Daily Adjusting LIBOR Rate" for such day shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be reasonably selected by Bank, or, in the absence of such other service, the "Daily Adjusting LIBOR Rate" for such day shall, instead, be determined based upon the average of the rates at which Bank is offered dollar deposits at or about 11:00 a.m. (Detroit,

Michigan time) (or as soon thereafter as practical), on such day, or if such day is not a Business Day, on the immediately preceding Business Day, in the interbank eurodollar market in an amount comparable to the applicable principal amount of Indebtedness hereunder and for a period equal to one (1) month;

divided by

(b) 1.00 minus the maximum rate (expressed as a decimal) on such day at which Bank is required to maintain reserves on "Euro-currency Liabilities" as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category;

provided, however, and notwithstanding anything to the contrary set forth in this Note, if at any time the Daily Adjusting LIBOR Rate determined as provided above would be less than zero percent (0%), then the Daily Adjusting LIBOR Rate shall be deemed to be zero percent (0%) per annum for all purposes of this Note (the "Daily Adjusting LIBOR 0% Floor"). Each calculation by Bank of the Daily Adjusting LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error.

4. The definition of "LIBOR Rate" in the Note is amended to read as follows:

"'LIBOR Rate' means, with respect to any Indebtedness outstanding under this Note bearing interest on the basis of the LIBOR-based Rate, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to the relevant Interest Period for such Indebtedness, commencing on the first day of such Interest Period, appearing on Page BBAM of the Bloomberg Financial Markets Information Service at or about 11:00 a.m. (London, England time) (or as soon thereafter as practical), two (2) Business Days prior to the first day of such Interest Period. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service), the "LIBOR Rate" shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be reasonably selected by Bank, or, in the absence of such other service, the "LIBOR Rate" shall, instead, be determined based upon the average of the rates at which Bank is offered dollar deposits at or about 11:00 a.m. (Detroit, Michigan time) (or as soon thereafter as practical), two (2) Business Days prior to the first day of such Interest Period in the interbank eurodollar market in an amount comparable to the principal amount of the respective LIBOR-based Advance which is to bear interest on the basis of such LIBOR-based Rate and for a period equal to the relevant Interest Period; provided, however, and notwithstanding anything to the contrary set forth in this Note, if at any time the LIBOR Rate determined as provided above would be less than zero percent (0%), then the LIBOR Rate shall be deemed to be zero percent (0%) per annum for all purposes of this Note (the "LIBOR 0% Floor"), except for any portion of any outstanding Advance(s) hereunder or any principal Indebtedness outstanding under this Note which, at any such time, is/are subject to any Specified Hedging Agreement, in which case, the LIBOR Rate for such portion of such Advance(s) and Indebtedness shall be determined without giving effect to the LIBOR 0% Floor. Each calculation by Bank of the LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error."

5. The definition of "Specified Hedging Agreement" is added to the Note as follows:

"'Specified Hedging Agreement' means "Specified Hedging Agreement" means any agreement or other documentation between the undersigned (or any of them) and Bank providing for an interest rate swap that does not provide for a minimum rate of zero percent (0%) with respect to determinations of the LIBOR Rate for the purposes of such interest rate swap (e.g., determines the floating amount by using the "negative interest rate method" rather than the "zero interest rate method" in the case of any such interest rate swap made under any master agreement or other documentation published by the International Swaps and Derivatives Association, Inc.)."

6. Other terms: (None, if left blank.)

7. Borrower is responsible for all costs incurred by Bank, including without limit reasonable attorney fees, with regard to the preparation and execution of this Amendment.

8. The execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default.

9. All the terms used in this Amendment which are defined in the Note shall have the same meaning as used in the Note, unless otherwise defined in this Amendment.

10. Borrower waives, discharges, and forever releases Bank, Bank's employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank's actions or omissions in connection with the Note, or any amendments, extensions or modifications thereto, or Bank's administration of the debt evidenced by the Note or otherwise.

11. This Amendment is not an agreement to any further or other amendment of the Note.

12. Borrower expressly acknowledges and agrees that except as expressly amended in this Amendment, the Note, as amended, remains in full force and effect and is ratified, confirmed and restated.

[continued on next page]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date set forth above.

CONIFER HOLDINGS, INC.

By:______________________
SIGNATURE OF

Its: PRESIDENT
TITLE (IF APPLICABLE)

COMERICA BANK

By: Paul G Russo
SIGNATURE OFPAUL G. RUSSO

Its: Vice President

This Amendment to Note ("Amendment"), made, delivered, and effective as of November 29, 2016, by and between Conifer Holdings, Inc. ("Borrower") and COMERICA BANK ("Bank").

WHEREAS, Borrower and Bank are parties to that certain note in the original principal amount of $5,000,000 dated March 5, 2013 ("Note"); and

WHEREAS, Bank and Borrower desire to amend the Note as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Amendment, Borrower and Bank agree as follows:

1. The definition of "Applicable Margin" in the Note is amended to read as follows:

   "Applicable Margin" means:

   (a) in respect of the LIBOR–based Rate, three and one quarter percent (3 ¼%) per annum; and

   (b) in respect of the Prime Referenced Rate, one and one half percent (1 ½%) per annum.

2. The definition of "Change in Law" in the Note is amended to read as follows:

   "Change in Law" means the occurrence, after the date hereof, of any of the following: (i) the adoption or introduction of, or any change in any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not applicable to Bank on such date, or (ii) any change in interpretation, administration or implementation thereof of any such law, treaty, rule or regulation by any Governmental Authority, or (iii) the issuance, making or implementation by any Governmental Authority of any interpretation, administration, request, regulation, guideline, or directive (whether or not having the force of law), including, without limitation, any risk-based capital guidelines or any interpretation, administration, request, regulation, guideline, or directive relating to liquidity. For purposes of this definition, (x) a change in law, treaty, rule, regulation, interpretation, administration or implementation shall include, without limitation, any change made or which becomes effective on the basis of a law, treaty, rule, regulation, interpretation administration or implementation then in force, the effective date of which change is delayed by the terms of such law, treaty, rule, regulation, interpretation, administration or implementation, and (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub. L. 111-203, H.R. 4173) and all requests, rules, regulations, guidelines, interpretations or directives promulgated thereunder or issued in connection therewith shall be deemed to be a "Change in Law", regardless of the date enacted, adopted, issued or promulgated, whether before or after the date hereof, and (z) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall each be deemed to be a "Change in Law", regardless of the date enacted, adopted, issued or implemented.

3. The definition of "Daily Adjusting LIBOR Rate" in the Note is amended to read as follows:

   "'Daily Adjusting LIBOR Rate' means, "Daily Adjusting LIBOR Rate" means, for any day, a per annum interest rate which is equal to the quotient of the following:

   (a) for any day, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to one (1) month appearing on Page BBAM of the Bloomberg Financial Markets Information Service at or about 11:00 a.m. (London, England time) (or as soon thereafter as practical) on such day, or if such day is not a Business Day, on the immediately preceding Business Day. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service) on any day, the "Daily Adjusting LIBOR Rate" for such day shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be reasonably selected by Bank, or, in the absence of such other service, the "Daily Adjusting LIBOR Rate" for such day shall, instead, be determined based upon the average of the rates at which Bank is offered dollar deposits at or about 11:00 a.m. (Detroit,

Michigan time) (or as soon thereafter as practical), on such day, or if such day is not a Business Day, on the immediately preceding Business Day, in the interbank eurodollar market in an amount comparable to the applicable principal amount of Indebtedness hereunder and for a period equal to one (1) month;

divided by

(b) 1.00 minus the maximum rate (expressed as a decimal) on such day at which Bank is required to maintain reserves on "Euro-currency Liabilities" as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category;

provided, however, and notwithstanding anything to the contrary set forth in this Note, if at any time the Daily Adjusting LIBOR Rate determined as provided above would be less than zero percent (0%), then the Daily Adjusting LIBOR Rate shall be deemed to be zero percent (0%) per annum for all purposes of this Note (the "Daily Adjusting LIBOR 0% Floor"). Each calculation by Bank of the Daily Adjusting LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error.

4. The definition of "LIBOR Rate" in the Note is amended to read as follows:

"'LIBOR Rate' means, with respect to any Indebtedness outstanding under this Note bearing interest on the basis of the LIBOR-based Rate, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to the relevant Interest Period for such Indebtedness, commencing on the first day of such Interest Period, appearing on Page BBAM of the Bloomberg Financial Markets Information Service at or about 11:00 a.m. (London, England time) (or as soon thereafter as practical), two (2) Business Days prior to the first day of such Interest Period. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service), the "LIBOR Rate" shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be reasonably selected by Bank, or, in the absence of such other service, the "LIBOR Rate" shall, instead, be determined based upon the average of the rates at which Bank is offered dollar deposits at or about 11:00 a.m. (Detroit, Michigan time) (or as soon thereafter as practical), two (2) Business Days prior to the first day of such Interest Period in the interbank eurodollar market in an amount comparable to the principal amount of the respective LIBOR-based Advance which is to bear interest on the basis of such LIBOR-based Rate and for a period equal to the relevant Interest Period; provided, however, and notwithstanding anything to the contrary set forth in this Note, if at any time the LIBOR Rate determined as provided above would be less than zero percent (0%), then the LIBOR Rate shall be deemed to be zero percent (0%) per annum for all purposes of this Note (the "LIBOR 0% Floor"), except for any portion of any outstanding Advance(s) hereunder or any principal Indebtedness outstanding under this Note which, at any such time, is/are subject to any Specified Hedging Agreement, in which case, the LIBOR Rate for such portion of such Advance(s) and Indebtedness shall be determined without giving effect to the LIBOR 0% Floor. Each calculation by Bank of the LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error."

5. The definition of "Specified Hedging Agreement" is added to the Note as follows:

"'Specified Hedging Agreement' means "Specified Hedging Agreement" means any agreement or other documentation between the undersigned (or any of them) and Bank providing for an interest rate swap that does not provide for a minimum rate of zero percent (0%) with respect to determinations of the LIBOR Rate for the purposes of such interest rate swap (e.g., determines the floating amount by using the "negative interest rate method" rather than the "zero interest rate method" in the case of any such interest rate swap made under any master agreement or other documentation published by the International Swaps and Derivatives Association, Inc.)."

6. Other terms: (None, if left blank.)

7. Borrower is responsible for all costs incurred by Bank, including without limit reasonable attorney fees, with regard to the preparation and execution of this Amendment.

8. The execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default.

9. All the terms used in this Amendment which are defined in the Note shall have the same meaning as used in the Note, unless otherwise defined in this Amendment.

10. Borrower waives, discharges, and forever releases Bank, Bank's employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank's actions or omissions in connection with the Note, or any amendments, extensions or modifications thereto, or Bank's administration of the debt evidenced by the Note or otherwise.

11. This Amendment is not an agreement to any further or other amendment of the Note.

12. Borrower expressly acknowledges and agrees that except as expressly amended in this Amendment, the Note, as amended, remains in full force and effect and is ratified, confirmed and restated.

[continued on next page]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date set forth above.

CONIFER HOLDINGS, INC.

By: ______________________________
SIGNATURE OF

Its: PRESIDENT
TITLE (IF APPLICABLE)

COMERICA BANK

By: ______________________________
SIGNATURE OF PAUL G. RUSSO

Its: Vice President

Detroit_12941400_2

Comerica

Security Agreement (5) SIAI
(All Assets)

As of November 29, 2016, for value received, the undersigned ("Debtor") pledges, assigns and grants to Comerica Bank ("Bank"), whose address is 39200 Six Mile Road, Livonia, Michigan 48152, Attention: Commercial Loan Documentation, Mail Code 7578, a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Bank of Conifer Holdings, Inc., a Michigan corporation ("Borrower") and/or Debtor. Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; any and all obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Borrower and/or Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including without limit attorneys fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorneys fees shall be deemed a reference to reasonable fees, costs, and expenses of both in-house and outside counsel and paralegals, whether inside or outside counsel is used, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Debtor further covenants, agrees, represents and warrants as follows:

1. **Collateral** shall mean all personal property of Debtor including, without limitation, all of the following property Debtor now or later owns or has an interest in, wherever located:

   - all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" consists of all accounts, general intangibles, chattel paper (including without limit electronic chattel paper and tangible chattel paper), contract rights, deposit accounts, documents, instruments and rights to payment evidenced by chattel paper, documents or instruments, health care insurance receivables; commercial tort claims, letters of credit, letter of credit rights, supporting obligations, and rights to payment for money or funds advanced or sold),

   - all Inventory,

   - all Equipment and Fixtures,

   - all Software (for purposes of this Agreement, "Software" consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded),

   - all investment property (including, without limit, securities, securities entitlements, and financial assets),

   - specific items listed below and/or on attached Schedule A, if any, is/are also included in Collateral:

     ____

     ____

     ____

- all goods, instruments, (including, without limit, promissory notes), documents (including, without limit, negotiable documents), policies and certificates of insurance, deposit accounts, and money or other property (except real property which is not a fixture) which are now or later in possession of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

- all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

2. **Warranties, Covenants and Agreements.** Debtor warrants, covenants and agrees as follows:

2.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank and security interests permitted under the Amended and Restated Credit Agreement dated September 29, 2014 between Borrower and Bank ("Permitted Liens"); (c) there are no financing statements on file, other than in favor of Bank and those filed with respect to Permitted Liens; (d) no person, other than Bank, has possession or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control; and (e) Debtor acquired its rights in the Collateral in the ordinary course of its business.

2.3 Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank and Permitted Liens. Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral, except (where inventory is pledged as Collateral) for Inventory in the ordinary course of its business and will not return any Inventory to its supplier. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

2.4 Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue an exclusive, perfected and first security interest of Bank in the Collateral. Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

2.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

2.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to

Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

2.7 On each occasion on which Debtor evidences to Bank the account balances on and the nature and extent of the Accounts Receivable, Debtor shall be deemed to have warranted that except as otherwise indicated (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act; (b) each of those account balances are in fact owing, (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable, (d) as to any Accounts Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same have been endorsed and/or delivered by Debtor to Bank, (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, nor of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against, the account debtor, and (f) as to each Account Receivable, except as may be expressly permitted by Bank to the contrary in another document, the account debtor is not an affiliate of Debtor, the United States of America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings requested by Bank to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank. Bank may at any time and from time to time verify Accounts Receivable directly with account debtors or by other methods acceptable to Bank without notifying Debtor. Debtor agrees, at Bank's request, to arrange or cooperate with Bank in arranging for verification of Accounts Receivable.

2.8 Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

2.9 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

2.10 At any time and without notice, Bank may, as to Collateral other than Equipment, Fixtures or Inventory; (a) cause any or all of such Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of such Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting such Collateral, and deposit or surrender control of such Collateral, and accept other property in exchange for such Collateral and hold or apply the property or money so received pursuant to this Agreement; and (d) take such actions in its own name or in Debtor's name as Bank, in its sole discretion, deems necessary or appropriate to establish exclusive control (as defined in the Uniform Commercial Code) over any Collateral of such nature that perfection of the Bank's security interest may be accomplished by control.

2.11 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

2.12 Debtor delivers this Agreement based solely on Debtor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Debtor assumes full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. Debtor waives any duty on the part of Bank, and agrees that Debtor is not relying upon nor expecting Bank to disclose to Debtor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk or Debtor's rights against Borrower. Debtor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes without limit the possibility that Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower's ability to pay debts as they mature, has deteriorated.

2.13 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorneys fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws, INCLUDING ANY CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

3. **Collection of Proceeds.**

3.1 Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary. Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

3.2 Debtor agrees that immediately upon Bank's request (whether or not any Event of Default exists) the Indebtedness shall be on a "remittance basis" in accordance with the following. In connection therewith, Debtor shall at its sole expense establish and maintain (and Bank, at Bank's option may establish and maintain at Debtor's expense):

(a) A United States Post Office lock box (the "Lock Box"), to which Bank shall have exclusive access and control. Debtor expressly authorizes Bank, from time to time, to remove contents from the Lock Box, for disposition in accordance with this Agreement. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor (other than

payments by electronic funds transfer) shall be remitted, for the credit of Debtor, to the Lock Box, and Debtor shall include a like statement on all invoices; and

(b) A non-interest bearing deposit account with Bank which shall be titled as designated by Bank (the "Cash Collateral Account") to which Bank shall have exclusive access and control. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor by electronic funds transfer shall be remitted to the Cash Collateral Account, and Debtor, at Bank's request, shall include a like statement on all invoices. Debtor shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Cash Collateral Account.

3.3 All items or amounts which are remitted to the Lock Box, to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Bank on account of partial or full payment of, or with respect to, any Collateral shall, at Bank's option, (i) be applied to the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion, or, (ii) be deposited to the Cash Collateral Account. Debtor agrees that Bank shall not be liable for any loss or damage which Debtor may suffer as a result of Bank's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Debtor agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorneys fees and INCLUDING ANY CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

4. **Defaults, Enforcement and Application of Proceeds.**

4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

(a) Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

(b) The occurrence of an Event of Default (as defined in the Amended and Restated Credit Agreement dated September 29, 2014 between Borrower and Bank, as amended or modified from time to time); or

(c) An event of default shall occur under any instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness.

4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any right or remedy available to it including, without limitation, any one or more of the following rights and remedies:

(a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

(b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

(c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

(d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or

dispose of all or any Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. At any sale or other disposition of the Collateral pursuant to this Section 4.2, Bank disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Bank may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable.

4.3 Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor. At the request of Bank, whether or not an Event of Default shall have occurred, Debtor shall immediately take such actions as the Bank shall request to establish exclusive control (as defined in the Uniform Commercial Code) by Bank over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.

4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorneys fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand. Debtor agrees that Bank shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Bank agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Bank may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Bank may apply any discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Bank.

4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law or in equity for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and Bank.

4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

4.7 Debtor (a) irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) to act in the name, place and stead of, and at the expense of, Debtor and (b) authorizes Bank or any agent of Bank, in its own name, at Debtor's expense, to do any of the following, as Bank, in its sole discretion, deems appropriate:

(i) to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral and to endorse any item representing any payment on or proceeds of the Collateral;

(ii) to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

(iii) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

4.9 The following shall be the basis for any finder of fact's determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9-615 (f) of the Uniform Commercial Code (as in effect on or after July 1, 2001): (a) the Collateral which is the subject matter of the disposition shall be valued in an "as is" condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of the Collateral for cash promptly (but no later than 30 days) following the disposition; (c) all reasonable closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, attorneys' fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The "value" of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9-615(f) of the Uniform Commercial Code.

5. **Miscellaneous.**

5.1 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the following address:

550 W. Merrill Street, Suite #200
STREET ADDRESS

Birmingham	Michigan	48009	Oakland
CITY	STATE	ZIP CODE	COUNTY

5.2 Debtor will give Bank not less than 90 days prior written notice of all contemplated changes in Debtor's name, location, chief executive office, principal place of business, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

5.4 Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor or the Indebtedness to the Bank's parent, affiliates, subsidiaries, and service providers.

5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone. Any such action shall not constitute acceptance of collateral in discharge of any portion of the Indebtedness.

5.6 Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or Debtor or any other person, or otherwise comply with the provisions of Section 9-504 of the Uniform Commercial Code in effect prior to July 1, 2001 or its successor provisions thereafter; or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

5.7 Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid or the value of any Collateral given by Debtor pursuant to this Agreement until such times as all of the Indebtedness has been fully paid.

5.8 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least ten days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

5.9 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

5.10 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section 5.10 is deemed a consent by Bank to any assignment by Debtor.

5.11 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

5.12 Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code, as those meanings may be amended, revised or replaced from time to time. "Uniform Commercial Code" means Act No. 174 of the Michigan Public Acts of 1962, as amended, revised or replaced from time to time, including without limit as amended by Act No. 348 of the Michigan Public Acts of 2000. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

5.13 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MICHIGAN, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

5.14 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

5.15 Debtor represents and warrants that Debtor's exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located in the following place:

☐ Debtor is an individual, and Debtor is located (as determined pursuant to the Uniform Commercial Code) at Debtor's principal residence which is (street address, state and county or parish):______ ____.

☒ Debtor is a registered organization which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company), and Debtor is located (as determined pursuant to the Uniform Commercial Code) in the state under the laws of which it was organized, which is state: Michigan.

☐ Debtor is a domestic organization which is not a registered organization under the laws of the United States or any state thereof (e.g. general partnership, joint venture, trust, estate or association), and Debtor is located (as determined pursuant to the Uniform Commercial Code) at its sole place of business or, if it has more than one place of business, at its chief executive office, which is (street address, state and county or parish):____________________________.

☐ Debtor is a registered organization organized under the laws of the United States, and Debtor is located in the state that United States law designates as its location or, if United States law

authorizes the Debtor to designate the state for its location, the state designated by Debtor, or if neither of the foregoing are applicable, at the District of Columbia. Based on the foregoing, Debtor is located (as determined pursuant to the Uniform Commercial Code) at (state):____.

☐ Debtor is a foreign individual or foreign organization or a branch or agency of a bank that is not organized under the laws of the United States or a state thereof. Debtor is located (as determined pursuant to the Uniform Commercial Code) at (street address, state and county or parish): ______________________.

The Collateral is located at and shall be maintained at the following location(s):

550 W. Merrill Street, Suite #200
STREET ADDRESS

Birmingham	Michigan	48009	Oakland
CITY	STATE	ZIP CODE	COUNTY

Collateral shall be maintained only at the locations identified in this Section 5.15.

5.16 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2.13 of this Agreement shall survive termination.

5.18 Debtor agrees to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in enforcing or attempting to enforce this Agreement or in exercising or attempting to exercise any right or remedy under this Agreement or incurred in any other matter or proceeding relating to this Security Agreement.

6. **DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.**

7. **Special Provisions Applicable to this Agreement. (*None, if left blank)**

Debtor:

SYCAMORE INSURANCE AGENCY, INC.

By: [signature]
SIGNATURE OF Brian V. Roney

Its: Treasurer
TITLE (If applicable)

By:____________________
SIGNATURE OF

Its:____________________
TITLE (If applicable)

Comerica

Security Agreement (6) ACA
(All Assets)

As of November 29, 2016, for value received, the undersigned ("Debtor") pledges, assigns and grants to Comerica Bank ("Bank"), whose address is 39200 Six Mile Road, Livonia, Michigan 48152, Attention: Commercial Loan Documentation, Mail Code 7578, a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Bank of Conifer Holdings, Inc., a Michigan corporation ("Borrower") and/or Debtor. Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; any and all obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Borrower and/or Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including without limit attorneys fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorneys fees shall be deemed a reference to reasonable fees, costs, and expenses of both in-house and outside counsel and paralegals, whether inside or outside counsel is used, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Debtor further covenants, agrees, represents and warrants as follows:

1. **Collateral** shall mean all personal property of Debtor including, without limitation, all of the following property Debtor now or later owns or has an interest in, wherever located:

- all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" consists of all accounts, general intangibles, chattel paper (including without limit electronic chattel paper and tangible chattel paper), contract rights, deposit accounts, documents, instruments and rights to payment evidenced by chattel paper, documents or instruments, health care insurance receivables; commercial tort claims, letters of credit, letter of credit rights, supporting obligations, and rights to payment for money or funds advanced or sold),

- all Inventory,

- all Equipment and Fixtures,

- all Software (for purposes of this Agreement, "Software" consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded),

- all investment property (including, without limit, securities, securities entitlements, and financial assets),

- specific items listed below and/or on attached Schedule A, if any, is/are also included in Collateral:

____

____

____

- all goods, instruments, (including, without limit, promissory notes), documents (including, without limit, negotiable documents), policies and certificates of insurance, deposit accounts, and money or other property (except real property which is not a fixture) which are now or later in possession of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

- all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

2. **Warranties, Covenants and Agreements.** Debtor warrants, covenants and agrees as follows:

2.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank and security interests permitted under the Amended and Restated Credit Agreement dated September 29, 2014 between Borrower and Bank ("Permitted Liens"); (c) there are no financing statements on file, other than in favor of Bank and those filed with respect to Permitted Liens; (d) no person, other than Bank, has possession or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control; and (e) Debtor acquired its rights in the Collateral in the ordinary course of its business.

2.3 Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank and Permitted Liens. Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral, except (where inventory is pledged as Collateral) for Inventory in the ordinary course of its business and will not return any Inventory to its supplier. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

2.4 Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue an exclusive, perfected and first security interest of Bank in the Collateral. Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

2.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

2.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to

Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

2.7 On each occasion on which Debtor evidences to Bank the account balances on and the nature and extent of the Accounts Receivable, Debtor shall be deemed to have warranted that except as otherwise indicated (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act; (b) each of those account balances are in fact owing, (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable, (d) as to any Accounts Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same have been endorsed and/or delivered by Debtor to Bank, (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, nor of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against, the account debtor, and (f) as to each Account Receivable, except as may be expressly permitted by Bank to the contrary in another document, the account debtor is not an affiliate of Debtor, the United States of America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings requested by Bank to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank. Bank may at any time and from time to time verify Accounts Receivable directly with account debtors or by other methods acceptable to Bank without notifying Debtor. Debtor agrees, at Bank's request, to arrange or cooperate with Bank in arranging for verification of Accounts Receivable.

2.8 Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

2.9 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

2.10 At any time and without notice, Bank may, as to Collateral other than Equipment, Fixtures or Inventory; (a) cause any or all of such Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of such Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting such Collateral, and deposit or surrender control of such Collateral, and accept other property in exchange for such Collateral and hold or apply the property or money so received pursuant to this Agreement; and (d) take such actions in its own name or in Debtor's name as Bank, in its sole discretion, deems necessary or appropriate to establish exclusive control (as defined in the Uniform Commercial Code) over any Collateral of such nature that perfection of the Bank's security interest may be accomplished by control.

2.11 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

2.12 Debtor delivers this Agreement based solely on Debtor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Debtor assumes full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. Debtor waives any duty on the part of Bank, and agrees that Debtor is not relying upon nor expecting Bank to disclose to Debtor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk or Debtor's rights against Borrower. Debtor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes without limit the possibility that Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower's ability to pay debts as they mature, has deteriorated.

2.13 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorneys fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws, INCLUDING ANY CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

3. **Collection of Proceeds.**

3.1 Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary. Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

3.2 Debtor agrees that immediately upon Bank's request (whether or not any Event of Default exists) the Indebtedness shall be on a "remittance basis" in accordance with the following. In connection therewith, Debtor shall at its sole expense establish and maintain (and Bank, at Bank's option may establish and maintain at Debtor's expense):

(a) A United States Post Office lock box (the "Lock Box"), to which Bank shall have exclusive access and control. Debtor expressly authorizes Bank, from time to time, to remove contents from the Lock Box, for disposition in accordance with this Agreement. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor (other than

payments by electronic funds transfer) shall be remitted, for the credit of Debtor, to the Lock Box, and Debtor shall include a like statement on all invoices; and

(b) A non-interest bearing deposit account with Bank which shall be titled as designated by Bank (the "Cash Collateral Account") to which Bank shall have exclusive access and control. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor by electronic funds transfer shall be remitted to the Cash Collateral Account, and Debtor, at Bank's request, shall include a like statement on all invoices. Debtor shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Cash Collateral Account.

3.3 All items or amounts which are remitted to the Lock Box, to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Bank on account of partial or full payment of, or with respect to, any Collateral shall, at Bank's option, (i) be applied to the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion, or, (ii) be deposited to the Cash Collateral Account. Debtor agrees that Bank shall not be liable for any loss or damage which Debtor may suffer as a result of Bank's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Debtor agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorneys fees and INCLUDING ANY CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

4. **Defaults, Enforcement and Application of Proceeds.**

4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

(a) Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

(b) The occurrence of an Event of Default (as defined in the Amended and Restated Credit Agreement dated September 29, 2014 between Borrower and Bank, as amended or modified from time to time); or

(c) An event of default shall occur under any instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness.

4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any right or remedy available to it including, without limitation, any one or more of the following rights and remedies:

(a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

(b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

(c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

(d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or

dispose of all or any Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. At any sale or other disposition of the Collateral pursuant to this Section 4.2, Bank disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Bank may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable.

4.3 Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor. At the request of Bank, whether or not an Event of Default shall have occurred, Debtor shall immediately take such actions as the Bank shall request to establish exclusive control (as defined in the Uniform Commercial Code) by Bank over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.

4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorneys fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand. Debtor agrees that Bank shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Bank agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Bank may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Bank may apply any discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Bank.

4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law or in equity for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and Bank.

4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

4.7 Debtor (a) irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) to act in the name, place and stead of, and at the expense of, Debtor and (b) authorizes Bank or any agent of Bank, in its own name, at Debtor's expense, to do any of the following, as Bank, in its sole discretion, deems appropriate:

(i) to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral and to endorse any item representing any payment on or proceeds of the Collateral;

(ii) to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

(iii) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

4.9 The following shall be the basis for any finder of fact's determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9-615 (f) of the Uniform Commercial Code (as in effect on or after July 1, 2001): (a) the Collateral which is the subject matter of the disposition shall be valued in an "as is" condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of the Collateral for cash promptly (but no later than 30 days) following the disposition; (c) all reasonable closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, attorneys' fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The "value" of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9-615(f) of the Uniform Commercial Code.

5. **Miscellaneous.**

5.1 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the following address:

550 W. Merrill Street, Suite #200
STREET ADDRESS

Birmingham	Michigan	48009	Oakland
CITY	STATE	ZIP CODE	COUNTY

5.2 Debtor will give Bank not less than 90 days prior written notice of all contemplated changes in Debtor's name, location, chief executive office, principal place of business, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

5.4 Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor or the Indebtedness to the Bank's parent, affiliates, subsidiaries, and service providers.

5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone. Any such action shall not constitute acceptance of collateral in discharge of any portion of the Indebtedness.

5.6 Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or Debtor or any other person, or otherwise comply with the provisions of Section 9-504 of the Uniform Commercial Code in effect prior to July 1, 2001 or its successor provisions thereafter; or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

5.7 Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid or the value of any Collateral given by Debtor pursuant to this Agreement until such times as all of the Indebtedness has been fully paid.

5.8 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least ten days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

5.9 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

5.10 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section 5.10 is deemed a consent by Bank to any assignment by Debtor.

5.11 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

5.12 Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code, as those meanings may be amended, revised or replaced from time to time. "Uniform Commercial Code" means Act No. 174 of the Michigan Public Acts of 1962, as amended, revised or replaced from time to time, including without limit as amended by Act No. 348 of the Michigan Public Acts of 2000. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

5.13 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MICHIGAN, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

5.14 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

5.15 Debtor represents and warrants that Debtor's exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located in the following place:

☐ Debtor is an individual, and Debtor is located (as determined pursuant to the Uniform Commercial Code) at Debtor's principal residence which is (street address, state and county or parish):______ ____.

☒ Debtor is a registered organization which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company), and Debtor is located (as determined pursuant to the Uniform Commercial Code) in the state under the laws of which it was organized, which is state: Florida.

☐ Debtor is a domestic organization which is not a registered organization under the laws of the United States or any state thereof (e.g. general partnership, joint venture, trust, estate or association), and Debtor is located (as determined pursuant to the Uniform Commercial Code) at its sole place of business or, if it has more than one place of business, at its chief executive office, which is (street address, state and county or parish):____________________________.

☐ Debtor is a registered organization organized under the laws of the United States, and Debtor is located in the state that United States law designates as its location or, if United States law

authorizes the Debtor to designate the state for its location, the state designated by Debtor, or if neither of the foregoing are applicable, at the District of Columbia. Based on the foregoing, Debtor is located (as determined pursuant to the Uniform Commercial Code) at (state):____.

☐ Debtor is a foreign individual or foreign organization or a branch or agency of a bank that is not organized under the laws of the United States or a state thereof. Debtor is located (as determined pursuant to the Uniform Commercial Code) at (street address, state and county or parish): ________________________.

The Collateral is located at and shall be maintained at the following location(s):

550 W. Merrill Street, Suite #200
STREET ADDRESS

Birmingham	Michigan	48009	Oakland
CITY	STATE	ZIP CODE	COUNTY

Collateral shall be maintained only at the locations identified in this Section 5.15.

5.16 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2.13 of this Agreement shall survive termination.

5.18 Debtor agrees to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in enforcing or attempting to enforce this Agreement or in exercising or attempting to exercise any right or remedy under this Agreement or incurred in any other matter or proceeding relating to this Security Agreement.

6. **DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.**

7. **Special Provisions Applicable to this Agreement. (*None, if left blank)**

Debtor:

AMERICAN COLONIAL INSURANCE SERVICES, INC.

By: ______________________________
SIGNATURE OF Brian J. Boreel

Its: Treasurer
TITLE (If applicable)

By: ______________________________
SIGNATURE OF

Its: ______________________________
TITLE (If applicable)

Detroit_12857864_1_

ComericA

GUARANTY

The undersigned, for value received, unconditionally and absolutely guarantee(s) to Comerica Bank ("Bank"), and to the Bank's successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future Indebtedness (as hereinafter defined) to the Bank of Conifer Holdings, Inc., a Michigan corporation, or any successor in interest, including, without limit, any debtor-in-possession or trustee in bankruptcy which succeeds to the interest of this party or person (jointly and severally the "Borrower"). "Indebtedness" shall mean any and all indebtedness, obligations or liabilities of the Borrower to the Bank, howsoever arising, evidenced or incurred, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, and whether or not known to the undersigned at the time of this Guaranty or at the time any future indebtedness is incurred, and whether originally payable to the Bank or to a third party and subsequently acquired by the Bank, including, without limitation, (a) any and all direct indebtedness of the Borrower to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Borrower to the Bank arising under any guaranty where the Borrower has guaranteed the payment of indebtedness owing to the Bank from a third party; (c) any and all obligations or liabilities of the Borrower to the Bank arising from applications or agreements for the issuance of letters of credit; (d) late charges, loan fees or charges and overdraft indebtedness; (e) any agreement to indemnify the Bank for environmental liability or to clean up hazardous waste; (f) any and all indebtedness, obligations or liabilities for which the Borrower would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including, without limit, liability for interest and attorneys' fees on, or in connection with, any of the Indebtedness from and after the filing by or against the Borrower of a bankruptcy petition, whether an involuntary or voluntary bankruptcy case, including, without limitation, all attorneys' fees and costs incurred in connection with motions for relief from stay, cash collateral motions, nondischargeability motions, preference liability motions, fraudulent conveyance liability motions, fraudulent transfer liability motions and all other motions brought by Borrower, the undersigned, Bank or third parties in any way relating to Bank's rights with respect to such Borrower, the undersigned, or third party and/or affecting any collateral securing any obligation owed to Bank by Borrower, the undersigned, or any third party, probate proceedings, on appeal or otherwise; (g) any and all amendments, modifications, renewals and/or extensions of any of the above, including, without limit, amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (h) all costs of collecting Indebtedness, including, without limit, attorneys' fees and costs. Any reference in this Guaranty to attorneys' fees shall be deemed a reference to reasonable fees, charges, costs and expenses of counsel and paralegals, whether inside or outside counsel is used, and whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. All costs and expenses shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Notwithstanding anything to the contrary in this Guaranty, the term "Indebtedness" shall not include any Excluded Swap Obligation (as hereinafter defined). "Excluded Swap Obligation" shall mean any obligation of Borrower to Bank with respect to a "swap," as defined in Section 1a(47) of the Commodity Exchange Act ("CEA"), if and to the extent that the undersigned's guaranteeing of such swap obligation, or the undersigned's granting of a security interest or lien to secure such swap obligation, is or becomes illegal under the CEA, or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), by virtue of the undersigned's failure for any reason to constitute an "eligible contract participant," as defined in Section 1a(18) of the CEA and the regulations thereunder, at the time such guarantee or such security interest grant becomes effective with respect to such swap obligation. If any such swap obligation arises under a master agreement governing more than one swap, the foregoing exclusion shall apply only to those swap obligations that are attributable to swaps in respect of which the undersigned's guaranteeing of, or the undersigned's granting of a security interest or lien to secure, such swaps is or becomes illegal.

1. **LIMITATION:** The total obligation of the undersigned under this Guaranty is **UNLIMITED** unless specifically limited in the Additional Provisions of this Guaranty, and this obligation (whether unlimited or limited to the extent specified in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, all interest on all Indebtedness, and all costs and expenses of any kind incurred by the Bank in collection efforts against the Borrower and/or the undersigned or otherwise incurred by the Bank in any way relating to the Indebtedness or this Guaranty, including without limit attorneys' fees. With respect to the limitation, if any, stated in the Additional Provisions below on the amount of principal guaranteed under this Guaranty, the undersigned agree(s) that (a) this limitation shall not be a limitation on the amount of Borrower's Indebtedness to the Bank; (b) any payments by the undersigned shall not reduce the maximum liability of the undersigned under this Guaranty unless written notice to that effect is actually received by the Bank at, or prior to, the time of the payment; and (c) the liability of the undersigned to the Bank shall at all times be deemed to be the aggregate liability of the undersigned under this Guaranty and any other guaranties previously or subsequently given to the Bank by the undersigned and not expressly revoked, modified or invalidated in writing.

2. **NATURE OF GUARANTY**: This is a continuing Guaranty of payment and not of collection and remains effective whether the Indebtedness is from time to time reduced and later increased or entirely extinguished and later reincurred. This Guaranty shall remain effective with respect to successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, until this Guaranty is terminated in the manner and to the extent provided above.

   The undersigned acknowledge(s) and agree(s) that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Bank of any remedy the Bank may have against the Borrower or any person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any reason, and no defense or setoff available at any time to the Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

   The undersigned deliver(s) this Guaranty based solely on the undersigned's independent investigation of (or decision not to investigate) the financial condition of Borrower and is (are) not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. The undersigned waive(s) any duty on the part of the Bank, and agree(s) that it is not relying upon nor expecting the Bank to disclose to the undersigned any fact now or later known by the Bank, whether relating to the operations or condition of the Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect these facts may have upon the undersigned's risk under this Guaranty or the undersigned's rights against the Borrower. The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes, without limit, the possibility that Borrower may incur Indebtedness to the Bank after the financial condition of the Borrower, or the Borrower's ability to pay debts as they mature, has deteriorated. The undersigned represent(s) and warrant(s) that: (a) the Bank has made no representation to the undersigned as to the creditworthiness of the Borrower; and (b) the undersigned has (have) established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower's financial condition. The undersigned agree(s) to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty.

3. **APPLICATION OF PAYMENTS**: The undersigned authorize(s) the Bank, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned's liability under this Guaranty, from time to time to: (a) apply any security and direct the order or manner of sale of it; (b) release or substitute any one or more of the endorsers or any other

guarantors of the Indebtedness; and (c) apply payments received by the Bank from the Borrower to any indebtedness of the Borrower to the Bank, in such order as the Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The undersigned agree(s) to provide to the Bank copies of the undersigned's financial statements upon request.

4. **SECURITY/SUBORDINATION**: The undersigned pledge(s), assign(s) and grant(s) to the Bank a security interest in and lien upon and the right of setoff as to any and all property of the undersigned now or later in the possession of the Bank. The undersigned further assign(s) to the Bank as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower (other than any claim under a deed of trust or mortgage covering California real property) with full right on the part of the Bank, in its own name or in the name of the undersigned, to collect and enforce these claims. The undersigned subordinate(s) any claim of any nature that the undersigned now or later has (have) against the Borrower to and in favor of all Indebtedness and agree(s) not to accept payment or satisfaction of any claim that the undersigned now or later may have against the Borrower without the prior written consent of the Bank. Should any payment, distribution, security, or proceeds, be received by the undersigned upon or with respect to any claim that the undersigned now or may later have against the Borrower, the undersigned shall immediately deliver the same to the Bank in the form received (except for endorsement or assignment by the undersigned where required by the Bank) for application on the Indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Bank. The undersigned agree(s) that no security now or later held by the Bank for the payment of any Indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledge(s) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether real or personal, to secure payment of the Indebtedness, and the undersigned is (are) not relying upon any asset(s) in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

5. **OTHER GUARANTORS**: If any Indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Bank against each severally, any two or more jointly, or some severally and some jointly. The Bank, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any guarantor, the Bank may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantor(s). The undersigned acknowledge(s) that the effectiveness of this Guaranty is not conditioned on any or all of the indebtedness being guaranteed by anyone else. This action by the Bank shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

6. **TERMINATION**: Any of the undersigned may terminate their obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Bank and receiving from an officer of the Bank written acknowledgment of delivery; provided, however, the termination shall not be effective until the opening of business on the fifth (5th) day ("effective date") following written acknowledgment of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any Indebtedness existing at the effective date of

termination or any Indebtedness created after that pursuant to any commitment or agreement of the Bank or pursuant to any Borrower loan with the Bank existing at the effective date of termination (whether advances or readvances by the Bank after the effective date of termination are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Bank has no duty to give notice of termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnify the Bank against all claims, damages, costs and expenses, including, without limit, attorney fees, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Borrower loan or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

7. **REINSTATEMENT:** Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or in part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated, as the case may be, in the event that any payment received or credit given by the Bank in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agree(s) upon demand by the Bank, to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned do(es) not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned.

8. **WAIVERS**: The undersigned, to the extent not expressly prohibited by applicable law, waive(s) any right to require the Bank to: (a) proceed against any person or property, including, without limit, the Borrower; (b) give notice of the terms, time and place of any public or private sale of personal property security held from the Borrower or any other person, or otherwise comply with the provisions of Section 9-611 or 9-621 of the Michigan or other applicable Uniform Commercial Code, as the same may be amended, revised or replaced from time to time; or (c) pursue any other remedy in the Bank's power. The undersigned waive(s) notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment or notice of acceleration of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty.

The undersigned unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledge(s) that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledge(s) that as of the date of this Guaranty no such defense or setoff exists. The undersigned acknowledge(s) that the effectiveness of this Guaranty is subject to no conditions of any kind.

9. **WAIVER OF SUBROGATION**: The undersigned waive(s) any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from the Borrower any amounts paid by the undersigned pursuant to this Guaranty until the Indebtedness has been irrevocably paid and discharged in full.

10. **SALE/ASSIGNMENT**: The undersigned acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations, including, without limit, this Guaranty, without notice to the undersigned. In connection with that right, the Bank may disclose any documents and information which the Bank now has or later acquires relating to the undersigned, this Guaranty or the Borrower in connection with such sale, assignment, transfer, negotiation, or grant, whether furnished by the Borrower, the undersigned or otherwise. The undersigned further agree(s) that the Bank may disclose these documents and information to the Borrower. The undersigned agree(s) that the Bank may provide information relating to this Guaranty or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

11. **GENERAL:** This Guaranty constitutes the entire agreement of the undersigned and the Bank with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of the Guaranty shall bind any of the undersigned or the Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of the Bank and its successors and assigns and shall be binding on the undersigned and the undersigned's heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has (have) knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Bank to extend credit or make other financial accommodations to the Borrower, and the undersigned acknowledge(s) that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. **THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MICHIGAN, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.**

12. **HEADINGS**: Headings in this Guaranty are included for the convenience of reference only and shall not constitute a part of this Guaranty for any purpose.

13. **ADDITIONAL PROVISIONS: None.**

[Remainder of Page Intentionally Left Blank]

14. **JURY TRIAL WAIVER: THE UNDERSIGNED AND BANK, BY ACCEPTANCE OF THIS GUARANTY, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.**

IN WITNESS WHEREOF, the undersigned has (have) signed this Guaranty on NOVEMBER 29, 2016.

WITNESS:

Harold J. Meloche

Print Name HAROLD J. MELOCHE

GUARANTOR:

SYCAMORE INSURANCE AGENCY, INC.

By: [signature]

Title: President

Harold J. Meloche

Print Name HAROLD J. MELOCHE

AMERICAN COLONIAL INSURANCE SERVICES, INC.

By: [signature]

Title: Treasurer

GUARANTOR'S ADDRESS

c/o Conifer Holdings, Inc.
550 W. Merrill Street, Suite #200
STREET ADDRESS

Birmingham, Michigan 48009
CITY STATE ZIP CODE

Comerica

Corporate Resolutions and Incumbency Certification
Authority to Support Another's Borrowings

I certify that I am the duly elected and qualified Secretary of Sycamore Insurance Agency, Inc., a Michigan corporation ("Corporation") and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors in accordance with its bylaws and applicable statutes on or as of November 28, 2016.

Copy of Resolutions:

Whereas, this Corporation is financially interested in the affairs of Conifer Holdings, Inc., a Michigan corporation ("Borrower"); and

Whereas, there has been presented to the Board of Directors of this Corporation certain documents and instruments including but not limited to the following:

Guaranty secured by all assets of the Corporation

[insert type(s) of support, e.g. Guaranty, Subordination Agreement, Security Agreement, etc.] collectively referred to as ("Agreement"), as yet unexecuted, in favor of Comerica Bank ("Bank"), pertaining to the existing and/or future indebtedness of the Borrower to the Bank; and

Whereas, in order to induce the Bank to extend credit or other financial accommodations to the Borrower, the Board of Directors deems it advisable, desirable, and in the best interests of this Corporation and its shareholders that this Corporation enter into the Agreement;

Be It Resolved, That:

1. This Corporation approves, adopts, and enters into the Agreement.

2. The ______________________________ (or any one of them) of this Corporation be, and they are, and each is, authorized, empowered and directed to execute the Agreement, for and on behalf of this Corporation and in its name, with such changes or additions to it as any such officer may, in that officer's sole and absolute discretion, approve, and to deliver the same to Bank.

3. The above-named officers be, and they are, and each is, authorized, empowered and directed, for and on behalf of this Corporation and in its name, to do all acts and things, to give security for the liabilities of the Corporation as the Bank shall request, and to sign, seal, execute, acknowledge, file, record and/or deliver all certificates, financing statements and other instruments, papers and documents from time to time necessary, desirable or appropriate to be done, signed, sealed, executed, acknowledged, filed, recorded and/or delivered in order to effectuate the purposes of the Agreement and of these Resolutions.

4. Any and all agreements, instruments and documents previously executed, and acts and things previously done, to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of this Corporation.

5. These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

I further certify that the foregoing Resolutions are in full force and effect as of the date of this Certificate; that such Resolutions have been properly noted in the corporate books and records and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in violation of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement or other instrument to which the Corporation is a party or by which it is

bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

Name (Type or Print)	Title	Signature
Andrew D. Petroff	President	[signature]
Brian J. Roney	Treasurer	[signature]
Nicholas J. Petroff	Secretary	[signature]
Rochelle Kaplan-Rudolph	Asst. Secretary	[signature]

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal of said Corporation to be affixed on November 28, 2016.

[signature]
Nicholas J. Petroff — Secretary

The Above Statements are Correct. [signature]
Andrew D. Petroff — SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER, OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Comerica

Corporate Resolutions and Incumbency Certification
Authority to Support Another's Borrowings

I certify that I am the duly elected and qualified Secretary of American Colonial Insurance Services, Inc., a Florida corporation ("Corporation") and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors in accordance with its bylaws and applicable statutes on or as of November 28, 2016.

Copy of Resolutions:

Whereas, this Corporation is financially interested in the affairs of Conifer Holdings, Inc., a Michigan corporation ("Borrower"); and

Whereas, there has been presented to the Board of Directors of this Corporation certain documents and instruments including but not limited to the following:

Guaranty secured by all assets of the Corporation

[insert type(s) of support, e.g. Guaranty, Subordination Agreement, Security Agreement, etc.] collectively referred to as ("Agreement"), as yet unexecuted, in favor of Comerica Bank ("Bank"), pertaining to the existing and/or future indebtedness of the Borrower to the Bank; and

Whereas, in order to induce the Bank to extend credit or other financial accommodations to the Borrower, the Board of Directors deems it advisable, desirable, and in the best interests of this Corporation and its shareholders that this Corporation enter into the Agreement;

Be It Resolved, That:

1. This Corporation approves, adopts, and enters into the Agreement.

2. The ____ (or any one of them) of this Corporation be, and they are, and each is, authorized, empowered and directed to execute the Agreement, for and on behalf of this Corporation and in its name, with such changes or additions to it as any such officer may, in that officer's sole and absolute discretion, approve, and to deliver the same to Bank.

3. The above-named officers be, and they are, and each is, authorized, empowered and directed, for and on behalf of this Corporation and in its name, to do all acts and things, to give security for the liabilities of the Corporation as the Bank shall request, and to sign, seal, execute, acknowledge, file, record and/or deliver all certificates, financing statements and other instruments, papers and documents from time to time necessary, desirable or appropriate to be done, signed, sealed, executed, acknowledged, filed, recorded and/or delivered in order to effectuate the purposes of the Agreement and of these Resolutions.

4. Any and all agreements, instruments and documents previously executed, and acts and things previously done, to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of this Corporation.

5. These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

I further certify that the foregoing Resolutions are in full force and effect as of the date of this Certificate; that such Resolutions have been properly noted in the corporate books and records and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in violation of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement or other instrument to which the Corporation is a party or by which it is

bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

Name (Type or Print)	Title	Signature
Andrew D. Petroff	President	[signature]
Brian J. Roney	Treasurer	[signature]
Nicholas J. Petroff	Secretary	[signature]

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal of said Corporation to be affixed on November 28, 2016.

[signature]
Nicholas J. Petroff
Secretary

The Above Statements are Correct. [signature]
Andrew D. Petroff
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER, OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

CLOSING CERTIFICATE (5) SIAI

November 29, 2016

Comerica Bank
411 West Lafayette
Detroit, Michigan 48226

Gentlemen:

I hereby certify that I am the Secretary of Sycamore Insurance Agency, Inc., a Michigan corporation (the "Company"), and as such have access to the Company's records and am familiar with the matters therein contained and herein certified, and that:

1. The Company is a corporation with a perpetual charter duly organized and validly existing and in good standing under the laws of the State of Michigan.

2. Attached hereto as Exhibit A is a true, correct and complete copy of the Articles of Incorporation of the Company as in effect on the date hereof, which Articles of Incorporation are in full force and effect without modification or amendment in any respect.

3. Attached hereto as Exhibit B is a true, correct and complete copy of the Bylaws of the Company as in effect on and as of the date hereof, which Bylaws are in full force and effect without modification or amendment in any respect.

4. No proceedings looking toward the dissolution or liquidation of the Company have been commenced and no such proceedings are contemplated.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of ~~September~~ November, 2016.

____
Title: Secretary

CLOSING CERTIFICATE (6) A&A

November 29, 2016

Comerica Bank
411 West Lafayette
Detroit, Michigan 48226

Gentlemen:

I hereby certify that I am the Secretary of American Colonial Insurance Services, Inc., a Florida corporation (the "Company"), and as such have access to the Company's records and am familiar with the matters therein contained and herein certified, and that:

1. The Company is a corporation with a perpetual charter duly organized and validly existing and in good standing under the laws of the State of Florida.

2. Attached hereto as Exhibit A is a true, correct and complete copy of the Articles of Incorporation of the Company as in effect on the date hereof, which Articles of Incorporation are in full force and effect without modification or amendment in any respect.

3. Attached hereto as Exhibit B is a true, correct and complete copy of the Bylaws of the Company as in effect on and as of the date hereof, which Bylaws are in full force and effect without modification or amendment in any respect.

4. No proceedings looking toward the dissolution or liquidation of the Company have been commenced and no such proceedings are contemplated.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of ~~September~~ November, 2016.

____
Title: Secretary